UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 28, 2010
JAVELIN PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32949	88-0471759
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
125 CambridgePark Drive, Cambridge, Massachusetts 02140
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (617) 349-4500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On May 28, 2010, Javelin Pharmaceuticals, Inc. (the “Company”) received notice from the staff of the NYSE Amex LLC (the “Exchange”) that, based on the Exchange’s review of publicly available information, the Company is not in compliance with Section 1003(a)(iv) of Part 10 of the NYSE Amex LLC Company Guide (the “Company Guide”). Specifically, after reviewing the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, the Exchange staff indicated that the Company has sustained losses which are so substantial in relation to its overall operation or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of the Exchange, as to whether the Company will be able to continue operations and/or meet its obligations as they mature.
     As a result, the Company has become subject to the procedures and requirements of Section 1009 of the Company Guide. To maintain its listing, the Company must submit a plan to the Exchange by June 11, 2010, advising the Exchange how it intends to regain compliance with Section 1003(a)(iv) of the Company Guide by August 26, 2010. The Company intends to submit a plan to regain compliance to the Exchange by June 11, 2010.
     Following submission of the plan, the Corporate Compliance Department of the Exchange will evaluate the plan to determine whether the Company has made a reasonable demonstration in the plan of an ability to regain compliance with the continued listing standards by August 26, 2010. If the plan is accepted, the Company may be able to continue its listing while implementing the plan, during which time it will be subject to periodic review to determine whether it is making progress consistent with the plan. If the plan is not accepted, if the plan is accepted but the Company fails to make progress consistent with the plan or if the Company has failed to regain compliance by August 26, 2010, then the Company will be subject to delisting proceedings. Under the Company Guide, the Company may appeal any determination by the Exchange to initiate delisting proceedings.
     On June 4, 2010, the Company issued a press release announcing its receipt of the notice of its failure to satisfy the continued listing standard referenced above. The full text of this press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 99.1	Press Release issued by Javelin Pharmaceuticals, Inc. on June 4, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Javelin Pharmaceuticals, Inc.
Date: June 4, 2010	By:	/s/ Martin J. Driscoll
		Name:	Martin J. Driscoll
		Title:	Chief Executive Officer

EXHIBIT LIST

Exhibit 99.1	Press Release issued by Javelin Pharmaceuticals, Inc. on June 4, 2010.